SUPPLEMENT DATED APRIL 28, 2025
                    TO THE VARIABLE ANNUITY PROSPECTUSES

------------------------------------------------------------------------------

                  AMERICAN GENERAL LIFE INSURANCE COMPANY

                        VARIABLE SEPARATE ACCOUNT
                  WM Diversified Strategies Variable Annuity
                WM Diversified Strategies III Variable Annuity

                      VARIABLE ANNUITY ACCOUNT FIVE
                  Seasons Triple Elite Variable Annuity



        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        FS VARIABLE SEPARATE ACCOUNT
                         Polaris II Variable Annuity
                       Polaris Choice Variable Annuity
                  WM Diversified Strategies III Variable Annuity

                      FS VARIABLE ANNUITY ACCOUNT FIVE
                     Seasons Select II Variable Annuity
                   Seasons Triple Elite Variable Annuity

------------------------------------------------------------------------------
This supplement updates certain information in the most recent prospectus.
You should read this information carefully and retain this supplement for future reference together with the prospectus for your contract.
This supplement is not valid unless it is read in conjunction with the prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus.

                     MARKETLOCK EXTENSION PARAMETERS
The information below is important to you if you purchased a contract between August 31, 2005 and April 28, 2006 and you elected the MarketLock Living Benefit. As described in the prospectus you received when you purchased the contract, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you had an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. If you elected the first Extension, you will have the opportunity to elect a second Extension on or about your tenth contract anniversary. In choosing the second Extension, your fee will change as detailed below. No other parameters or terms of your current living benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the MAV Evaluation Period. However, your MAV Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future.

As a reminder, you also have the option to cancel your living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee. Please see MarketLock section under OPTIONAL LIVING BENEFITS in the prospectus.

As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase.
If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you. For information on the MarketLock living benefit you elected at purchase, please see MarketLock section under OPTIONAL LIVING BENEFITS in the prospectus.

How do I elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts purchased between August 31, 2005 and April 28, 2006 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period. As a reminder, the MAV Evaluation Period refers to the period of time over which we consider anniversary values. These components are used to calculate the MAV Benefit Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee if I elect the Extension?
If you elect the Extension, the fee for the feature will be increased by 0.05% as follows:


---------------------------------------------  -------------------------------

Annualized Fee After First Extension           Annualized Fee After Second Extension
(calculated as a percentage of the Income Base)(calculated as a percentage of the Income Base)
---------------------------------------------  -------------------------------

0.90%	                                        0.95%
---------------------------------------------  -------------------------------

Please keep this Supplement with your Prospectus